Principal Variable Contracts Funds, Inc.

Supplement dated March 18, 2019
to the Statement of Additional Information dated May 1, 2018
(as supplemented June 18, 2018, July 30, 2018, August 10, 2018, September 17, 2018, October 9, 2018, December 17, 2018, and February 15, 2019)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

Not all Accounts are offered in all variable annuity and variable life contracts.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS

Delete the second-to-last sentence of the first paragraph, and replace with the following:

The Board is currently composed of eleven members, nine of whom are Independent Directors.

Delete references to Nora M. Everett.

In the Management Information - Officers of the Fund table, delete the row for Layne A. Rasmussen.

INVESTMENT ADVISORY AND OTHER SERVICES

After the Custodian section, add the following new section:

Securities Lending Agent
The Bank of New York Mellon serves as the securities lending agent for the Accounts. The Accounts did not loan their securities or employ The Bank of New York Mellon as securities lending agent during their most recently ended fiscal year.

PROXY VOTING POLICIES AND PROCEDURES

Add the following after the second paragraph:

For Accounts that participate in a securities lending program, the voting rights for securities that are loaned are transferred to the borrower. Therefore, the lender (i.e., an Account) is not entitled to vote the loaned securities, unless it recalls those securities. PGI will recall securities for voting purposes when it reasonably believes the ability to vote such securities outweighs the additional revenue that would be received if such securities were not recalled.